UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)            November 8, 2004

REGENT COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-15392	31-1492857

(Commission File Number)	(IRS Employer Identification No.)

100 East RiverCenter Boulevard, 9th Floor, Covington, Kentucky	41011

(Address of Principal Executive Offices)	(Zip Code)

(859) 292-0030

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit 99.1

Section 7 — Regulation FD

Item 7.01 Regulation FD Disclosure.

     The Chief Executive Officer, President and Chief Financial Officer of Regent Communications, Inc. (“Regent”) are periodically requested by persons and entities interested in learning more about Regent to provide an overview of Regent’s history, strategies and performance. To better respond to those inquiries, Regent has prepared the materials attached hereto as Exhibit 99.1. Regent also intends to post these materials on its website and will be accessible at www.regentcomm.com under the heading “Investor Information” by clicking on the button designated as “Corporate Overview.”

     Regent believes that, to the extent any of the information contained in the attached materials may be material, such information is already publicly available in its SEC filings and/or through other widely disseminated information such as Regent’s press releases, web site and quarterly telephone conferences available to the public. Regent may share these materials, in whole or in part, from time to time with third parties, including without limitation investors, investment analysts and the media.

     Regent intends to update, revise or supplement these materials from time to time to incorporate information that has been publicly disclosed prior to such modifications and/or information that does not constitute material non-public information. All such updates, revisions and supplements will be accessible on Regent’s website as indicated above and no amendment to this Form 8-K nor any new Form 8-K will be required. However, in the event that Regent would modify these materials to include any material non-public information, then Regent either will amend this Form 8-K or file a new Form 8-K containing the modified materials.

     If Regent uses any non-GAAP financial measures (as defined by the SEC in Regulation G) in these materials, you will find the required reconciliation of such measures to the most directly comparable GAAP financial measure in Regent’s SEC filings. Regent will also post these reconciliations on its website, which can be accessed at www.regentcomm.com under the heading “Investor Information” by clicking on the button designated as “Reconciliation of Non-GAAP Financial Measures.”

     The materials attached hereto, and as may be subsequently modified and posted on Regent’s website, are as of the date listed and reflects the view of Regent’s management as of such date. Notwithstanding anything contained in the foregoing paragraphs, Regent undertakes no obligation to update, revise or supplement these materials in the future. To the extent that these materials contain certain forward-looking statements, such statements are subject to known and unknown risks and uncertainties that could cause actual results and developments to differ materially from those expressed or implied by such statements. Such risks and uncertainties include but are not limited to those risks included in Regent’s filings with the SEC.

     The information hereunder shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

EXHIBIT
NUMBER	DESCRIPTION
99.1	Corporate Overview

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, Regent Communications, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2004	REGENT COMMUNICATIONS, INC.
By: /s/ ANTHONY A. VASCONCELLOS
Anthony A. Vasconcellos, Senior Vice President and Chief Financial Officer

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